Vector Variable Annuity
Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated October 27, 2009
to Prospectuses Dated May 1, 2009

This supplement will alter the prospectuses listed above in the following manner:

The Board of Trustees of the Direxion Insurance Trust (the “Trust”) for the Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund (the “Funds”), has determined to close the Funds. The Funds will be closed to new purchases of additional shares as of the close of trading on November 6, 2009 and will be liquidated on or about December 23, 2009 (the “Liquidation Date”).

In preparation for this liquidation, effective November 6, 2009, Midland National will be closing this Portfolio to all investors.

On page two of the prospectus, under Separate Account Investment Portfolios, the following Portfolio will be closed to all investors as of November 6, 2009 and the Portfolio will be liquidated on or about December 23, 2009.

DireXion Evolution Managed Bond Fund
DireXion Evolution All Cap Equity Fund

Under the section titled, Investment Policies of the Portfolios, the following Portfolio will be closed to all investors as of November 6, 2009 and the Portfolio will be liquidated on or about December 23, 2009.

DireXion Evolution Managed Bond Fund	Seeks high appreciation on an annual basis consistent with a high tolerance for risk.
DireXion Evolution All Cap Equity Fund	Seeks high appreciation on an annual basis consistent with a high tolerance for risk.

Please retain this supplement for future reference.